HERE CONFIDENTIAL
EX. 10.16.61+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

TENTH AMENDMENT TO TERRITORY LICENSE NO. 10
This Tenth Amendment (“Amendment”) to Territory License No. 10 (“TL 10”), effective as of March 1, 2016, to the Data License Agreement (“Agreement”) dated December 1, 2002, by and between Telenav, Inc. (formerly known as Televigation, Inc.; collectively referred to herein as “Client”) and HERE North America, LLC (formerly known as NAVTEQ North America, LLC; collectively referred to herein as “HERE”), is made and entered into as of the date of last signature below (“Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this Tenth Amendment shall have the meanings set forth in the Agreement.
WHEREAS, HERE and Client desire to amend certain provisions of TL 10 with this Amendment;
WHEREFORE, the parties agree as follows:

1.	The following terms are hereby added Exhibit A (Definitions) to TL 10:
“Compilation Lifetime” means, for purposes of this Amendment, the period from [*****] through [*****].
[*****].
"MapCare Update Subscription" means that in addition to the distribution of the initial Copy distributed to an End-User with an Application (the "Initial Copy"), Client obligates itself to provide Update Copies for an Identified Vehicle on [*****] basis beginning in the second [*****] period following distribution of the Initial Copy and continuing for the Compilation Lifetime.
"Non-Optional MapCare Update Subscription" means a MapCare Update Subscription that is automatically included in the Application price, and thus automatically provided, with respect to all units of a product line of an Application, and for which the End-User cannot opt out.

2.	Commencing on the Amendment Effective Date, the following fees are hereby added at the end of Section 3 of Exhibit D (Pricing) to TL 10 solely with respect to Data for South Korea:
Non-Optional MapCare Update Subscriptions for South Korea. With respect to each Initial Copy of South Korea Data that is distributed for use in a Telenav [*****] for use in a [*****] vehicle, Client agrees to [*****] a Non-Optional MapCare Update Subscription. For purposes of such Non-Optional MapCare Update Subscriptions, Client shall make Update Copies for South Korea available on an [*****] basis for the duration of the Compilation Lifetime of such vehicles. The license fee for each Non-Optional MapCare Update Subscription shall be as follows:

Non-Optional MapCare Update Subscription License Fee
South Korea	$[*****] per Identified Vehicle

The foregoing amount shall be incremental to the Per Copy License Fees that is due for the Initial Copy of South Korea Data that is distributed for use in the Telenav [*****] platform that is distributed for use in each [*****] vehicle. Such amount shall be reported and paid up front at the same time as the Per Copy License Fee.

In exchange for the commitment to include MapCare Update Subscriptions on a Non-Optional basis, the MapCare Subscription License Fee specified above shall be [*****]for up to [*****] MapCare Update Subscriptions to be applied solely to the Telenav [*****] platform that is distributed for use in [*****] vehicles ("Waived MapCare Subscriptions"). Client shall report all [*****]MapCare Subscriptions as a separate line item on its License Fee report as a "$[*****]" per unit MapCare Update Subscription license fee (i.e., $[*****] per unit for up to [*****] units).

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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15-Sept-2019 [*****]

HERE CONFIDENTIAL
EX. 10.16.61+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Additional Terms.

The Non-Optional MapCare Update Subscription license fees due hereunder are inclusive of the license fees due for such Update Copies only and do not include any associated fees, such as program development, compilation and/or delivery of such Update Copies.

Nothing herein shall be deemed to make HERE responsible for validation of golden masters of Update Copies or for the delivery or release schedule of Update Copies.

Client shall work in good faith with [*****] to determine an appropriate mechanism for making Update Copies accessible to End Users pursuant to each Non-Optional MapCare Update Subscription.

HERE agrees to work in good faith with [*****] to establish a mechanism to make an end user license agreement available to consumers via an accessible mechanism.

3.
License Fee Reports. For the sake of clarity, Client shall include, in its License Fee report due following the Amendment Effective Date, the license fees due to HERE in connection with the Non-Optional MapCare Update Subscriptions associated with all Initial Copies distributed between [*****] and the Amendment Effective Date, including Initial Copies where the MapCare Update Subscription is $[*****] under this Amendment. For further sake of clarity, all License Fee reports under Section V(B) of TL 10 shall include license fees for [*****] and Non-Optional MapCare Update Subscriptions due under this Amendment for the duration of the TL Term.

4.	Except as otherwise modified herein, the terms of the Agreement shall remain in full force and effect.
*         *         *
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC     TELENAV, INC.
By:    /s/ Adil Musabji        By:    /s/ Adeel Manzoor
Name:    Adil Musabji        Name:    Adeel Manzoor
Title:    Senior Patent Attorney        Title:    CFO
Date:    11/14/2019        Date:    11/8/2019

HERE NORTH AMERICA, LLC
By:    /s/ Simon Anolick
Name:    Simon Anolick
Title:    Director Legal Counsel
Date:    11/14/2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
TeleNav_Tenth Amendment to TL 10    Page 2 of 2
15-Sept-2019 [*****]